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                    HARTFORD QUANTUM LIFE
                    SEPARATE ACCOUNT VL I
                HARTFORD LIFE INSURANCE COMPANY

                     FILE NO. 333-110550


  SUPPLEMENT DATED JUNE 23, 2004 TO YOUR PROSPECTUS DATED MAY 3, 2004

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           SUPPLEMENT TO YOUR PROSPECTUS DATED MAY 3, 2004

On page 21 of your Prospectus, the following disclosure is added to the section entitled: "Guaranteed Death Benefit Amount:"

   In New York, if the Net Credits to the Guaranteed Benefit Account is less than the Cumulative Benefit Guarantee Premium on any two consecutive policy anniversaries, your Benefit Guarantee will terminate.

On page 25 of your Prospectus, the following disclosure is added before the last sentence of the section entitled, "Availability of Loans:"

  In New York, any new loan taken together with any existing Indebtedness may not exceed 90% of the Cash Value on the date we grant a loan.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 4322